UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2018

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31978

DE	39-1126612
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

28 Liberty Street, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Bridge Commitment Letter

As previously disclosed in a Current Report on Form 8-K filed on October 18, 2017, Assurant, Inc. (the “Company”) entered into an Agreement and Plan of Merger dated as of October 17, 2017 (the “Original Merger Agreement”) with TWG Holdings Limited, a Bermuda limited company (“TWG”), TWG Re, Ltd., a corporation incorporated in the Cayman Islands (“TWG Re”), and Arbor Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of TWG (“TWG Merger Sub”). In connection therewith, the Company entered into a commitment letter dated as of October 17, 2017 (the “Original Bridge Commitment Letter”) with Morgan Stanley Senior Funding, Inc. (“MSSF”), pursuant to which MSSF committed to provide to the Company, subject to the terms and conditions set forth therein, the full amount of a 364-day $1.0 billion senior unsecured bridge loan facility (the “Original Bridge Facility”). MSSF assigned its commitment under the Original Bridge Commitment Letter pursuant to a joinder agreement among the Company, MSSF, Morgan Stanley Bank, N.A. (“MS Bank”), JPMorgan Chase Bank, N.A. (“JPMorgan”), Wells Fargo Bank, National Association (“Wells Fargo”), U.S. Bank National Association (“U.S. Bank”), Bank of Montreal (“BMO”) and KeyBank National Association (“KeyBank” and, together with MS Bank, JPMorgan, Wells Fargo, U.S. Bank and BMO, collectively, the “Additional Bridge Commitment Parties”).

As previously disclosed in a Current Report on Form 8-K filed on January 9, 2018, the Company entered into an Amended and Restated Agreement and Plan of Merger dated as of January 8, 2018 (the “A&R Merger Agreement”) with TWG, TWG Re, TWG Merger Sub (solely for purposes of Article III and Article VIII thereof) and Spartan Merger Sub, Ltd., a Bermuda exempted limited company and a direct wholly-owned subsidiary of the Company. In connection with entering into the A&R Merger Agreement, the Company entered into a new commitment letter dated as of January 8, 2018 (the “Interim Bridge Commitment Letter”) with MSSF, JPMorgan, Wells Fargo and Wells Fargo Securities, LLC (“Wells Fargo Securities” and, together with MSSF, JPMorgan and Wells Fargo, collectively, the “Interim Bridge Commitment Parties”), pursuant to which the Interim Bridge Commitment Parties committed to provide to the Company, subject to the terms and conditions set forth therein, the full amount of a 364-day $1.5 billion senior unsecured bridge loan facility.

On January 24, 2018, the Company entered into an Amended and Restated Commitment Letter (the “A&R Bridge Commitment Letter”) with MSSF, MS Bank, JPMorgan, Wells Fargo, Wells Fargo Securities, U.S. Bank, BMO and KeyBank, which A&R Bridge Commitment Letter amended and restated the Original Bridge Commitment Letter in its entirety. The A&R Bridge Commitment Letter modified the terms and conditions of the Original Bridge Commitment Letter to give effect to the terms and conditions of the A&R Merger Agreement and increased the size of the Original Bridge Facility from $1.0 billion to $1.5 billion. The Interim Bridge Commitment Letter was terminated concurrent with the execution of the A&R Bridge Commitment Letter.

Term Loan Amendment and Revolving Credit Facility Amendment

As previously disclosed in a Current Report on Form 8-K filed on December 21, 2017, the Company entered into (i) an Amended and Restated Credit Agreement dated as of December 15, 2017 with certain lenders party thereto, JPMorgan, as administrative agent, and Wells Fargo, as syndication agent, pursuant to which the Company established a $450 million five-year senior unsecured revolving credit facility, and (ii) a Term Loan Agreement dated as of December 15, 2017 with certain lenders party thereto, JPMorgan, as administrative agent, and MSSF and Wells Fargo, as co-syndication agents, pursuant to which the Company established a $350 million 364-day senior unsecured term loan credit facility (each a “Credit Agreement” and collectively the “Credit Agreements”).

On January 29, 2018, the Company entered into (i) an Amendment No. 1 to Amended and Restated Credit Agreement with certain lenders party thereto and JPMorgan, as administrative agent, and (ii) an Amendment No. 1 to Term Loan Agreement with certain lenders party thereto and JPMorgan, as administrative agent (each an “Amendment” and collectively the “Amendments”). The Amendments modified the terms and conditions of the Credit Agreements to give effect to the terms and conditions of the A&R Merger Agreement but otherwise did not materially affect the rights or obligations of the Company and its subsidiaries thereunder.

The Company paid customary fees and expenses in connection with obtaining the A&R Bridge Commitment Letter and the Amendments.

The foregoing description of the A&R Bridge Commitment Letter and the Amendments does not purport to be complete and is qualified in its entirety by reference to the A&R Bridge Commitment Letter and each of the Amendments, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Amended and Restated Commitment Letter dated as of January 24, 2018 among Assurant, Inc., Morgan Stanley Senior Funding, Inc., Morgan Stanley Bank, N.A., JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, U.S. Bank National Association, Bank of Montreal and KeyBank National Association.

Exhibit 10.2	Amended No. 1 to Amended and Restated Credit Agreement dated as of January 29, 2018 among Assurant, Inc., as borrower, certain lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Exhibit 10.3	Amended No. 1 to Term Loan Agreement dated as of January 29, 2018 among Assurant, Inc., as borrower, certain lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Commitment Letter dated as of January 24, 2018 among Assurant, Inc., Morgan Stanley Senior Funding, Inc., Morgan Stanley Bank, N.A., JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, U.S. Bank National Association, Bank of Montreal and KeyBank National Association.

Exhibit 10.2	Amended No. 1 to Amended and Restated Credit Agreement dated as of January 29, 2018 among Assurant, Inc., as borrower, certain lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Exhibit 10.3	Amended No. 1 to Term Loan Agreement dated as of January 29, 2018 among Assurant, Inc., as borrower, certain lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

Date: January 30, 2018	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, Chief Legal Officer and Secretary